ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                    SUPPLEMENT, DATED JUNE 15, 2001, TO THE
       AIM LIFETIME PLUS II VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 2001

The purpose of this supplement is to correct a printing error in the above-referenced prospectus for the AIM Lifetime Plus II Variable Annuity contract ("Contract") offered by Allstate Life Insurance Company of New York. Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the Contract. The terms we use in this supplement have the same meanings as in the prospectus for the Contract.



Page 7: Replace the first table under the heading "Variable Account Annual Expenses" with the following:

Without Enhanced Death Benefit Option

Mortality and Expense Risk Charge                         1.00%
Administrative Expense Charge                             0.10%
Total Variable Account Annual Expenses                    1.10%

Page 18: Change the date in the first sentence under the heading "Excessive Trading Limits" from "May 1, 1999" to "July 17, 2000".